Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Geoff Deller, Chief Financial Officer of Versus Systems Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	the Quarterly Report on Form 10-Q/A of Versus Systems Inc. for the three-month period ended June 30, 2025 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Versus Systems Inc.

Date: August 14, 2025	By:	/s/ Geoff Deller
		Name:	Geoff Deller
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)